Exhibit 4.1
Form of Stock Certificate of CNO Financial Group, Inc.

(Front)
COMMON SHARES
NUMBER
CN
<company logo of CNO Financial Group>
THIS CERTIFICATE IS TRANSFERABLE IN THE CITIES OF CHARLOTTE, NC AND NEW YORK, NY

SHARES
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 12621E  10  3
SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT
is the owner of
the above stated number of fully paid and non-assessable Common Shares, par value $.01 per share, of

CNO Financial Group, Inc.

transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers of the Company.
Dated:
<signature image of Edward J. Bonach>
EXECUTIVE VICE PRESIDENT
<Delaware corporate seal image of CNO Financial Group, Inc.>
<signature image of Karl W. Kindig>
SECRETARY
COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(New York, N.Y.)
TRANSFER AGENT
AND REGISTRAR
BY
AUTHORIZED SIGNATURE

Form of Stock Certificate of CNO Financial Group, Inc.

(Back)

THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED (THE “AMENDED AND RESTATED CERTIFICATE OF INCORPORATION”), OF THE CORPORATION CONTAINS RESTRICTIONS PROHIBITING THE TRANSFER (AS DEFINED IN THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION) OF
COMMON STOCK OF THE CORPORATION (INCLUDING THE CREATION OR GRANT OF CERTAIN OPTIONS, RIGHTS AND WARRANTS) WITHOUT THE PRIOR
AUTHORIZATION OF THE BOARD OF DIRECTORS OF THE CORPORATION (THE “BOARD OF DIRECTORS”) IF SUCH TRANSFER AFFECTS THE PERCENTAGE OF STOCK
OF THE CORPORATION (WITHIN THE MEANING OF SECTION 382 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND THE TREASURY
REGULATIONS PROMULGATED THEREUNDER), THAT IS TREATED AS OWNED BY A 5-PERCENT SHAREHOLDER UNDER THE CODE AND SUCH REGULATIONS. IF THE
TRANSFER RESTRICTIONS ARE VIOLATED, THEN THE TRANSFER WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEREE OF THE STOCK WILL BE REQUIRED
TO TRANSFER EXCESS SECURITIES (AS DEFINED IN THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION) TO THE CORPORATION’S AGENT. IN THE
EVENT OF A TRANSFER WHICH DOES NOT INVOLVE SECURITIES OF THE CORPORATION WITHIN THE MEANING OF THE GENERAL CORPORATION LAW OF THE
STATE OF DELAWARE (“SECURITIES”) BUT WHICH WOULD VIOLATE THE TRANSFER RESTRICTIONS, THE PURPORTED TRANSFEREE (OR THE RECORD OWNER) OF
THE SECURITIES WILL BE REQUIRED TO TRANSFER SUFFICIENT SECURITIES PURSUANT TO THE TERMS PROVIDED FOR IN THE CORPORATION’S AMENDED AND
RESTATED CERTIFICATE OF INCORPORATION TO CAUSE THE 5-PERCENT SHAREHOLDER TO NO LONGER BE IN VIOLATION OF THE TRANSFER RESTRICTIONS. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO THE HOLDER OF RECORD OF THIS CERTIFICATE A COPY OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, CONTAINING THE ABOVE-REFERENCED TRANSFER RESTRICTIONS, UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE
OF BUSINESS.

THE TERMS AND PROVISIONS OF THE RIGHTS AGREEMENT BETWEEN THE CORPORATION AND AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, AS RIGHTS
AGENT, ARE INCORPORATED BY REFERENCE, AND A COPY OF THE RIGHTS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE UPON WRITTEN REQUEST
ADDRESSED TO CNO FINANCIAL GROUP, INC., INVESTOR RELATIONS, 11825 N. PENNSYLVANIA ST., CARMEL, INDIANA 46032.

INFORMATION REGARDING THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO EACH CLASS OF STOCK AND SERIES
THEREOF (AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES) WILL BE FURNISHED WITHOUT CHARGE UPON
WRITTEN REQUEST ADDRESSED TO CNO FINANCIAL GROUP, INC., INVESTORS RELATIONS, 11825 N. PENNSYLVANIA ST., CARMEL, INDIANA 46032.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common UNIF GIFT MIN ACT - ....................Custodian ....................
TEN ENT - as tenants by the entireties (Cust) (Minor)
JT TEN - as joint tenants with right of under Uniform Gifts to Minors survivorship and not as tenants Act ..................................................
in common (State)
UNIF TRF MIN ACT - .....................Custodian (until age ............)
(Cust)
......................... under Uniform Transfers
(Minor)
to Minors Act .....................................................
(State)
Additional abbreviations may also be used though not in the above list.
FOR VALUE RECEIVED, hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.
Dated:
X
X
NOTICE:

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed
By
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.